                  THIRD AMENDMENT TO SIXTH RESTATED LOAN AGREEMENT

       THIS THIRD AMENDMENT TO SIXTH RESTATED LOAN AGREEMENT hereinafter referred to as the "Third Amendment") executed as of the 25th day of AUGUST, 1999, by and among CLAYTON WILLIAMS ENERGY, INC., a Delaware corporation (the "CWE"), WARRIOR GAS CO., a Texas corporation ("Warrior ") (CWE and Warrior being hereinafter sometimes collectively referred to as "Borrower"), CWEI ACQUISITIONS, INC., a Delaware corporation (hereinafter referred to as "Guarantor"), BANK ONE, TEXAS, N.A., a national banking association ("Bank One"), PARIBAS, a French banking corporation ("Paribas") and UNION BANK OF CALIFORNIA, N.A. ("Union"), Bank One, Paribas and Union Bank each in their capacity as a lender hereunder together with each and every future holder of any note issued pursuant to this Agreement are hereinafter collectively referred to as "Banks", and individually as a "Bank") and Bank One, as "Agent".

                                W I T N E S S E T H:

       WHEREAS, on July 16, 1998 Borrower, Guarantor, Bank One, Paribas and Agent entered into a Sixth Restated Loan Agreement (the "Sixth Restated"); and

       WHEREAS, as of November 20, 1998, Bank One assigned to Union and Compass Bank ("Compass") a part of its rights and obligations under the Sixth Restated and as of such date Union and Compass became parties to the Sixth Restated; and

       WHEREAS, as of November 20, 1998, Borrower, Guarantor, Bank One, Paribas, Union, Compass and Agent entered into a First Amendment to Sixth Restated Loan Agreement (the "First Amendment"); and

       WHEREAS, Union has acquired all of Compass' rights and obligations under the Sixth Restated; and

       WHEREAS, as of March 26, 1999, Borrower, Guarantor, Bank One, Paribas, Union and Agent entered into a Second Amendment to Sixth Restated Loan Agreement (the "Second Amendment"); and

       WHEREAS, the Borrower and the Banks have agreed to make certain additional changes to the Sixth Restated.

       NOW, THEREFORE, the parties hereto agree as follows:

       1. Unless otherwise defined herein, all defined terms used herein shall have the same meaning ascribed to such terms in the Sixth Restated.

       2. Section 13(b) of the Sixth Restated is hereby amended by adding the following new Subsection 13(b)(ix) thereto as follows:

       "(ix) guarantees by CWE of loans made by third parties to CWE employees, which loans may be extended for the sole purpose of allowing CWE employees to exercise options to purchase CWE common stock and/or to pay federal income tax liabilities relating from such exercise; provided, however, that such guarantees may not exceed $1,000,000 in the aggregate outstanding at any one time."

       3. This Third Amendment shall be effective as of the date first above written, but only upon satisfaction of the conditions precedent set forth in Paragraph 4 hereto (the "Third Amendment Effective Date").

       4. The obligations of Banks under this Third Amendment shall be subject to the satisfaction of the following conditions precedent:

              (a)    EXECUTION AND DELIVERY.   The Borrower shall have executed
       and delivered this Third Amendment, and other required documents, all in form and substance satisfactory to the Banks;

              (b) GUARANTOR'S EXECUTION AND DELIVERY. The Guarantor shall have executed and delivered this Third Amendment and other required documents, all in form and substance satisfactory to the Banks;

              (c) CORPORATE RESOLUTIONS. Banks shall have received appropriate certified corporate resolutions of each Borrower and the Guarantor;

              (d) GOOD STANDING AND EXISTENCE. The Banks shall have received evidence of existence and good standing for Borrower and the Guarantor;

              (e) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Borrower under the Sixth Restated are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

              (f) NO EVENT OF DEFAULT. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default;

              (g) OTHER DOCUMENTS. Each Bank shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as such Bank or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to such Bank; and

              (h) LEGAL MATTERS SATISFACTORY. All legal matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to special counsel for Bank retained at the expense of Borrower.

       5. Except to the extent its provisions are specifically amended, modified or superseded by this Third Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Sixth Restated are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Sixth Restated, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Third Amendment, the Sixth Restated, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Banks.

       6. This Third Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

       7. The Guarantor hereby consents to the execution of this Third Amendment by the Borrower and reaffirms its guaranty of all of the obligations of the Borrower to the Bank. Borrower and Guarantor acknowledge and agree that the renewal, extension and amendment of the Loan Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, Liens, security interests and estates in favor of the Banks constitute valid and existing obligations and Liens and security interests as against the Collateral in favor of the Banks. Borrower and Guarantor confirm and agree that (a) neither the execution of this Third Amendment or any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in its Guaranty the due and punctual payment and performance of any and all amounts and obligations owed by the Banks under the Sixth Restated or the other Loan Documents.

       IN WITNESS WHEREOF, the parties have caused this Third Amendment to Sixth Restated to be duly executed as of the date first above written.

                                   BORROWER:

                                   CLAYTON WILLIAMS ENERGY, INC.
                                   a Delaware corporation


                                   By: /s/ L. PAUL LATHAM
                                       -----------------------------------
                                       L. Paul Latham, Executive Vice
                                       President

                                   WARRIOR GAS CO.
                                   a Delaware corporation


                                   By: /s/ L. PAUL LATHAM
                                       -----------------------------------
                                      L. Paul Latham, Vice President

                                   GUARANTOR:

                                   CWEI ACQUISITIONS, INC.
                                   a Delaware corporation



                                   By: /s/ L. PAUL LATHAM
                                       -----------------------------------
                                       L. Paul Latham, Vice President

                                   AGENT:

                                   BANK ONE, TEXAS, N.A.
                                   a national banking association


                                   By: /s/ WM. MARK CRANMER
                                       -----------------------------------
                                       Wm. Mark Cranmer, Vice President

                                   BANKS:

                                   BANK ONE, TEXAS, N.A.
                                   a national banking association


                                   By:  /s/ WM. MARK CRANMER
                                       -----------------------------------
                                       Wm. Mark Cranmer, Vice President

                                   PARIBAS
                                   a French banking corporation


                                   By: /s/ MARIAN LIVINGSTON
                                       -----------------------------------
                                       Marian Livingston, Vice President


                                   By: /s/ BETSY JOCHER
                                       -----------------------------------
                                       Betsy Jocher, Vice President


                                   UNION BANK OF CALIFORNIA, N.A.


                                   By: /s/ JOHN A. CLARK
                                       -----------------------------------
                                       John A. Clark, Vice President



                                   By: /s/ GARY SHEKERJIAN
                                       -----------------------------------
                                       Gary Shekerjian, Assistant Vice President